EXHIBIT 10.11

                                  ASSIGNMENT

                                      DATED

                                AUGUST 4th, 2000

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                           (1) LUCAS SCHAEVITZ LIMITED

                  (2) MEASUREMENT SPECIALTIES (ENGLAND) LIMITED

                        (3) MEASUREMENT SPECIALTIES, INC.

                               ASSIGNMENT OF LEASE
                             DATED 14 SEPTEMBER 1977
                                       OF
                            543 - 544 TRADING ESTATE
                                  IPSWICH ROAD
                                     SLOUGH
                                    BERKSHIRE

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                             TAYLOR JOYNSON GARRETT
                                    Carmelite
                             50 Victoria Embankment
                                   Blackfriars
                                 London EC4Y ODX

                              Tel No: 020 7300 7000
                              Fax No: 020 7300 7100
                                  DX: 41 London

                                    Ref: CJB

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                                   PARTICULARS

DATE:     August  4th  2000

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ASSIGNOR:                           Lucas  Schaevitz  Limited
                                    whose  registered  office  is  at
                                    Stratford  Road
                                    Solihull
                                    West  Midlands
                                     B90 4LA

ASSIGNEE:                           Measurement  Specialties  (England)  Limited
                                    whose  registered  office  is  at
                                    22  Melton  Street
                                     London
                                     NW1 2BW

GUARANTOR:                          Measurement  Specialties,  Inc
                                    80  Little  Falls  Road
                                    Fairfield
                                    New  Jersey  07004  USA

PROPERTY:                           543  -544  Ipswich  Road
                                    Trading  Estates
                                     Slough
                                    Berkshire

LEASE:                              A lease of the Property dated  14  September
                                    1977 made between:

                                    (1)     Slough  Trading  Estate  Limited

                                    (2)     The  Assignor  in its  then  name of
                                            Schaevitz E.M.  Limited as varied by
                                            A deed of  variation  dated  14 July
                                            1992 made between (1) Slough Trading
                                            Estate Limited and (2) the Assignor

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THIS  DEED is  made  on the  date  and  between  the  parties  specified  in the
Particulars.

INTRODUCTION

(A) The Lease of the Property is vested in the Assignor.

(B) The Assignor the Assignee and the Guarantor have agreed that the Lease will be assigned to the Assignee.

AGREED  TERMS

1.     Definitions  and  Interpretation

1.1 The expressions "Assignor" "Assignee" and Guarantor shall include their respective successors in title.

1.2 The Particulars constitute part of this deed and the expressions contained in the Particulars shall be incorporated as definitions.

1.3 The term "Lease" includes all or any deeds or documents supplemental to the Lease whether or not expressed to be so.

1.4 Where any party at any time shall comprise two or more persons obligations expressed or implied to be made by or with such party shall be deemed to be made by or with such persons jointly and severally.

2.     Assignment

       In consideration of the respective covenants by the Assignee and the Guarantor with the Assignor contained in clauses 4 and 5. The Assignor with full title guarantee assigns to the Assignee the Lease of the Property for the unexpired residue of the term granted by the Lease subject to payment of the rent reserved and the performance and observance of the tenant's covenants and conditions contained in the Lease.

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3.     Variation  of  Title  Guarantee

3.1 S.6(2)(a) of the Law of Property (Miscellaneous Provisions) Act 1994 is to be construed as if all entries made in any public register which a prudent buyer would expect are within the actual knowledge of the Assignee.

3.2    The   covenants   implied   under   s.4(1)(b)  of  the  Law  of  Property
       (Miscellaneous Provisions) Act 1994 do not apply to any breach of the Covenant relating to the physical state of the Property.

4.     Indemnity

       The Assignee covenants with the Assignor that the Assignee will at all times from and including the date of this assignment to and including the end of the term of years granted by the Lease and any continuation of it ("the Liability Period"):

       (a)pay the rent and other  monies  reserved by the Lease and will observe
          and  perform  the   covenants   restrictions   conditions   and  other
          stipulations contained or referred to in the Lease ("Covenants").

       (b)indemnify and keep indemnified the Assignor against all actions charges costs claims proceedings and demands taken or made against the Assignor and all costs damages expenses liabilities and losses incurred by the Assignor arising out of any breach non-observance or non-performance of any of the covenants contained or referred to in this deed.

5.     Guarantee

5.1 The Guarantor as primary obligor and not only as guarantor guarantees to the Assignor that the Assignee will comply with the Covenants during the Liability Period.

5.2 As an independent obligation the Guarantor agrees with the Assignor to comply with the Covenants if the Assignee does not do so and to indemnify the Assignor Against all actions claims demands and proceedings taken or made against the Assignor and all costs damages expenses liabilities and losses incurred by the Assignor arising from their breach.

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5.3    The  Guarantor  agrees  that the  Assignor  may make a claim  under  this
       guarantee   and  indemnity   without  any  legal  or  equitable   set-off
       counterclaim or deduction.

5.4     The  obligations  of  the  Guarantor  are  not  to  be  released  by:

        5.4.1 any delay or neglect by the Assignor in enforcing this guarantee and indemnity or any time allowed by the Seller for its performance;

        5.4.2 any variation of the Covenants or the surrender of any part of the Lease;

        5.4.3 the Assignee being struck off the register of companies or otherwise ceasing to exist;

        5.4.4 any legal limitation immunity disability incapacity or other circumstances relating to the Assignee whether or not known to the Assignor; or


        5.4.5 anything else which would have released the Guarantor whether by the variation of the obligations guaranteed or by the conduct of the parties.

5.5 The Guarantor is not to claim any rights of subrogation in respect of the obligations guaranteed by the Guarantor and is not entitled to participate in any security held by the Assignor in respect of those obligations unless and until those obligations have been performed or discharged in full.

5.6 The Guarantor is not to claim in competition with the Assignor in the insolvency of the Assignee and is not to take any security indemnity or guarantee from that person in respect of those obligations.

5.7 If any payment made to the Assignor is set aside or avoided under the laws relating to insolvency the Assignor may claim under this guarantee and indemnity in respect of that payment and any settlement release or discharge of the obligations guaranteed by the Guarantor is to take effect subject to this condition.

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6.     Governing  Law  and  Jurisdiction

       This deed shall be governed by and construed in accordance with English law.

7.     Third  Party  Rights

       This agreement creates no rights in any third parties to enforce its terms pursuant to section 1 of the Contracts (Rights of Third Parties) Act 1999.

8.     Effective  Date

       The provisions of this deed shall not have effect until this deed has been dated.

                                      * * *

                     Remainder of page intentionally blank.

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This deed has been  executed and  delivered as a deed on the date first  written above.

EXECUTED  by  Lucas  Schaevitz  Limited     )      Acting by William Fullmer
Acting  by:                                 )      and  David  Brown,  its
                                                   Attorneys-in-Fact pursuant to
/S/                                                a Power of Attorney  dated as
----------------------------------------           of  August  3,2000.
Director

/S/
----------------------------------------
Dir./Sec.

EXECUTED  by  Measurement                 )
Specialties  (England)  Limited           )
Acting  by:                               )


/S/
----------------------------------------
Director

/S/
----------------------------------------
Dir./Sec.

EXECUTED  by  Measurement                 )
Specialties,  Inc                         )
Acting  by:                               )



/S/  Joseph  R.  Mallon,  Jr.
----------------------------------------
Joseph  R.  Mallon,  Jr.
Chief  Executive  Officer

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